EXHIBIT 99.1

Brookfield’s 2026 Investment Outlook: A Defining Moment for Global Markets

The new winners are those that focus on fundamentals, creating one of the most defining investment periods in decades

NEW YORK, Dec. 16, 2025 (GLOBE NEWSWIRE) -- Brookfield today published its 2026 Investment Outlook, which highlights that the defining forces shaping the global economy are accelerating, creating one of the most significant investment periods in decades.

A structural, multi-decade cycle is underway, powered by rising electricity demand, rapid AI adoption, and the reorientation of global supply chains. In infrastructure and energy, investment is ramping up to meet growing power needs. In real estate, the winners are those with investment skills combined with operational expertise. In private equity, value creation is shifting toward business transformation and away from financial engineering. And in credit, disciplined underwriting and a focus on asset quality are increasingly rewarded.

Bruce Flatt, Brookfield CEO, said: “Across our businesses, a consistent theme is emerging, and it is one we have adhered to for decades—disciplined transformation. We are in an era that rewards operational excellence, efficient capital recycling and a focus on the fundamentals. As we enter 2026, the opportunity for long-term, disciplined investors is great.”

As global markets undergo rapid shifts driven by technology, industrial policy and rising energy needs, Brookfield continues to deploy disciplined capital into the real assets and essential services that underpin economic growth. Key investment themes for 2026 include:

Infrastructure: The convergence of megatrends has us in a once-in-a-generation investment supercycle

  The infrastructure supercycle continues, fueled by the converging megatrends of digitalization, decarbonization and deglobalization—structural forces whose foundations have only strengthened.
  Artificial intelligence and data sovereignty are driving explosive demand for digital infrastructure and compute capacity, which has had a domino effect in driving the needs for power and supporting infrastructure.

Sam Pollock, CEO, Infrastructure, said: “As AI, electrification and reindustrialization accelerate, infrastructure sits at the center of a once-in-a-generation investment supercycle. We’re partnering with corporates and sovereigns to deliver the essential power, data and logistics networks that underpin global growth. With demand expanding faster than traditional systems can support, our scale and operating expertise position us to meet these needs with durable, long-term solutions.”

Renewable Power & Transition: Access to power is a strategic priority and will continue to be a defining factor for economic growth

  Global electricity demand is accelerating faster than supply, propelled by the combined forces of digitalization, electrification and industrialization.
  No single technology can meet future load needs alone. Meeting this unprecedented rise in demand needs an “any-and-all” approach, with a focus on: renewables—the lowest cost source of bulk power in most regions of the world—for its economic advantage and speed; battery storage for flexibility; nuclear for scale and reliability; and natural gas for stability.

Connor Teskey, CEO, Renewable Power and Transition and Brookfield Asset Management President, said: “Electricity is a strategic priority for both governments and corporates. Our focus is on scalable, reliable and clean power—taking an ‘any-and-all’ approach to energy includes significant amounts of new renewables, storage, nuclear and gas—to meet soaring demand and support a diversified, secure energy future. As power is the defining input for economic growth, we are building platforms that can deliver cost-effective energy at the pace industries now require.”

Private Equity: Tailwinds and megatrends will energize the industry after a challenging period

  Global buyouts activity is accelerating, fueled by normalizing interest rates, attractive asset values in aging portfolios and corporate rationalizations.
  Industrial companies requiring operational transformation will offer great opportunity as deglobalization and digitalization—led by the AI revolution—drive necessary productivity improvements.

Anuj Ranjan, CEO, Private Equity, said: “Value creation now requires operational excellence, not financial engineering. As value investors focused on operational transformation in essential industrials and business services, we see an incredible opportunity set today to support the rewiring and enhancement of these industries as we enter the next industrial revolution driven by AI and digital acceleration.”

Real Estate: 2026 will be the year investors shift into tactical mode and find even more attractive opportunities to invest

  Financing markets are normalizing, with renewed liquidity enabling price discovery and reactivating deal flow across major markets.
  In 2026, real estate investing will depend on selectivity and getting results from operational value creation as the asset class recovers.

Lowell Baron, CEO, Real Estate, said: “With liquidity returning and price discovery underway, 2026 will reward investors who are selective and operationally focused. We see compelling opportunities across our business, with diversified housing, logistics and hospitality leading the way due to long-term structural demand. By pairing disciplined underwriting with active asset management, we are positioning high-quality assets to outperform in the next phase of the cycle.”

Credit: Market fundamentals will remain robust as demand for financing increases

  Private credit’s growth is accelerating in areas such as infrastructure, real estate and asset-based finance, as the asset class continues to mature.
  We see the potential for return dispersion to rise as investment results could increasingly depend on borrower, sector, collateral and structural differentiation.

Craig Noble, CEO, Credit: “In an environment where capital is plentiful and spreads have tightened, disciplined underwriting anchored in credit fundamentals and risk management is more important than ever. We always prioritize high-quality borrowers and structures that deliver resilient income and downside protection. This disciplined framework enables us to deploy capital at scale where we see the most attractive investment opportunities across the credit markets.”

Media: Rachel Wood Tel: (980) 428-3539 Email: rachel.wood@brookfield.com	Investor Relations: Jason Fooks Tel: (212) 417-2442 Email: jason.fooks@brookfield.com

John Hamlin Tel: +44 204 557 4334 Email: john.hamlin@brookfield.com

About Brookfield Asset Management

Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across infrastructure, renewable power and transition, private equity, real estate, and credit. We invest client capital for the long term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world — including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield’s heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles.

For more information, please visit www.brookfield.com.

Notice to Readers

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